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                                                                   EXHIBIT 10.23

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                             CONSENT AND AGREEMENT
                 (Interruptible Gas Transportation Agreement,
                      Firm Gas Transportation Agreement,
                        Hot Tap Reimbursement Agreement
                    and Letter of Credit Drawing Agreement)

                         Dated as of December 6, 1999

                                      by

                        Tennessee Gas Pipeline Company,
                            a Delaware corporation

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                             CONSENT AND AGREEMENT
                 (Interruptible Gas Transportation Agreement,
                      Firm Gas Transportation Agreement,
                        Hot Tap Reimbursement Agreement
                    and Letter of Credit Drawing Agreement)


     1. Tennessee Gas Pipeline Company, a Delaware corporation (the "Undersigned") has been informed that pursuant to the Security Agreement dated as of December 6, 1999 ("Security Agreement"), between Project Orange Associates, L.P., a Delaware limited partnership ("Borrower"), and U.S. Bank Trust National Association ("Agent"), as agent for the benefit of the Secured Parties to that certain Indenture ("Financing Agreement") dated as of December 6, 1999, between U.S. Bank Trust National Association, as Trustee for the benefit of the holder's of the Borrower's 10.5% Senior Secured Notes due 2007 (the "Holders") and, together with Trustee, the "Secured Parties") has assigned its interest under (i) that certain Gas Transportation Agreement between the Undersigned and Borrower dated as of November 11, 1999 relating to interruptible gas transportation services (the "Interruptible Gas Transportation Contract");
(ii) that certain Firm Natural Gas Transportation Agreement between the Borrower and the Undersigned, dated March 29, 1991 (the "Firm Gas Transportation Contract"); (iii) that certain Letter of Credit Drawing Agreement dated as of March 29, 1991 between the Undersigned and Borrower, as amended by that certain Amendment No. 1 to Letter of Credit Drawing Agreement dated as of June 26, 1992 (the "Letter of Credit Drawing Agreement"); and (iv) that certain agreement relating to installation of a Hot Tap, Measurement and DAC (the "Reimbursement Agreement") between G.A.S. Orange Development, Inc., a New York corporation ("Development") and the Undersigned dated May 25, 1988, as amended by that certain amendatory letter dated August 11, 1988, and as assigned to Borrower pursuant to an Assignment and Assumption Agreement between Development and Borrower dated November 30, 1990 (collectively referred to as the "Contracts") to Agent for the benefit of the Secured Parties. The Undersigned consents to such assignment (including the assignments, described in the respective descriptions of the Contracts above) and agrees with the Agent for the benefit of the Secured Parties as follows:

             (a) Unless otherwise defined, all terms used herein which are defined in the Security Agreement or, if not defined therein, in the Financing Agreement, shall have their respective meanings as defined therein.

             (b) The Undersigned agrees that Agent shall be entitled to exercise all rights and to cure any defaults of the Borrower under the Contracts in the manner and within the times allowed to Borrower under the Contracts. Upon receipt of notice from Agent, the Undersigned agrees to accept such exercise and cure by Agent and to render all performance due by it under the Contracts and this Consent and Agreement to Agent. The Undersigned agrees to make all payments (if any) to

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     be made by it under the Contracts directly to Agent upon receipt of Agent's written instructions. Borrower agrees to the foregoing provisions of this paragraph 1(b) and agrees that the Undersigned shall under no circumstances incur liability to Borrower as a result of honoring notices and accepting cure from, and rendering performance under the Contracts to, the Agent.

             (c) The Undersigned will not, without using reasonable efforts to obtain the prior written consent of Agent (such consent not to be unreasonably withheld) (i) cancel or terminate any of the Contracts except as provided in the Contracts and, if such cancellation or termination will result in breach or default thereof by Borrower, in accordance with paragraph 1(d) hereof, or consent to or accept any cancellation or termination thereof by Borrower, (ii) sell, assign or otherwise dispose (by operation of law or otherwise) of any part of its interest in the Contracts except as provided in the Contracts and unless the purchaser or assignee of the Contracts agrees to be bound by the terms hereof or (iii) amend or modify the Contracts in any material respect; provided, however, that (A) nothing in this Consent and Agreement shall prevent the Undersigned from proposing or making any modification or amendment to the Undersigned's gas tariff or the rates or charges payable to the Undersigned pursuant to such tariff and (B) nothing in this Consent and Agreement shall prevent the Undersigned from making any modification or amendment of the Contracts necessary, in the Undersigned's good faith judgment, to conform with the requirements of any governmental or regulatory authority having jurisdiction.

             The Undersigned will use reasonable efforts to deliver duplicates or copies of all notices of default or breach delivered under or pursuant to the Contracts to Agent promptly upon receipt thereof and will use reasonable efforts to advise Agent of any material amendments to the Contracts. Failure or delay by the Undersigned to deliver any such notice to Agent shall not constitute a waiver of any breach or default by Borrower under the Contracts, provided that this sentence shall not affect the operation of paragraph 1(d) hereof.

             (d) The Undersigned will not terminate any of the Contracts on account of any default or breach of Borrower thereunder without first providing to Agent (i) thirty (30) days from the date notice of default or breach is delivered to Agent to cure such default if such default is the failure to pay amounts to the Undersigned which are due and payable under such Contracts or (ii) a reasonable opportunity, but not fewer than ninety
     (90) days, to cure such breach or default if the breach or default cannot be cured by the payment of money to the Undersigned so long as Agent or its designee shall have commenced to cure the breach or default within such 90 day period and thereafter diligently pursues such cure to completion and continues to perform any monetary obligations under the Contracts and all other

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     obligations under the Contracts are performed by Borrower or Agent. If possession of the Project is necessary to cure such non-monetary breach of default, and Agent declares Borrower in default and commences foreclosure proceedings, Agent will be allowed a reasonable period to complete such proceedings. If Agent is prohibited by any court order or bankruptcy or insolvency proceedings from curing the default or from commencing or prosecuting foreclosure proceedings, the foregoing time periods shall be extended by the period of such prohibition. The Undersigned consents to the transfer of Borrower's interest under the Contracts to the Agent, for the benefit of the Secured Parties, or a purchaser or grantee at a foreclosure sale by judicial or nonjudicial foreclosure and sale or by a conveyance by Borrower in lieu of foreclosure and agrees that upon such foreclosure, sale or conveyance, the Undersigned shall upon receipt of written notice recognize the Agent or other purchase or grantee as the applicable party under the Contracts.

             (e) In the event that any of the Contracts is terminated by virtue of being rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding and if, within 45 days after such termination, the Agent or its successors or assigns shall so request, the Undersigned will execute and deliver to the Agent new contracts, which Contracts shall be on the same terms and conditions as the original Contracts for the remaining term of the Contracts before giving effect to such termination; provided, however, that if any regulatory approvals are required for the Undersigned to enter into or perform under any such new Contract, the effectiveness of such new Contract shall be subject to such regulatory approvals to the extent required by law, and the Undersigned agrees to diligently pursue such regulatory approvals in good faith and to use its best efforts to obtain such approvals in good faith and to use its best efforts to obtain such approvals as rapidly as possible.

             (f) In the event Agent or its designee or assignee elect to perform Borrower's obligations under the Contracts or to enter into new contracts as provided in paragraph 1(d) or 1(e) respectively above, Agent, the Secured Parties, their designees and assignees, shall not have personal liability to the Undersigned for the performance of such obligations, and the sole recourse of the Undersigned in seeking the enforcement of such obligations shall be to such parties' interest in the Project; provided, however, that any successors to Borrower's interest under the Contracts, or any new Contracts entered into pursuant to paragraph 1(e) hereof, agree that the obligation to provide security under the Letter of Credit Drawing Agreement shall remain in full force and effect. In the event Agent succeeds to Borrower's interest under the Contracts, or performs any of Borrower's obligations under the Contracts, Agent shall cure any defaults for failure to pay amounts owed under the Contracts, but shall not otherwise be required to perform any of Borrower's other obligations under the Contracts that were unperformed at such

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     time. Agent shall have the right to assign all or part of its interest in the Contracts or new contracts entered into pursuant to paragraph 1(e) to a person or entity to whom the Project is transferred, provided such transferee assumes the obligations of Borrower (or Agent) under the Contracts (including the obligation to provide security under the Letter of Credit Drawing Agreement) and has a financial capability at least equivalent to that of Borrower on the date hereof. Upon such assignment, the Secured Parties (including their agents, employees and contractors) shall be released from any further liability thereunder to the extent of the interest assigned.

             (g) The Undersigned agrees that the defined term "Security and Collection Agreement" contained in the Contracts shall be deemed to mean the Letter of Credit Drawing Agreement.

     2. The Undersigned hereby represents and warrants that, assuming the due authorization, execution and delivery of the Contracts and this Consent and Agreement by the other parties thereto, (a) the execution and delivery by the Undersigned of the Contracts and this Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Undersigned, and do not and will not require any further consents or approvals on the part of the Undersigned which have not been obtained, the performance by the Undersigned of the Contracts and this Consent and Agreement has been duly authorized by all necessary corporate action and does not, as of the date hereof, require any consents or approvals on the part of the Undersigned which have not been obtained and such execution, delivery and performance do not violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on the Undersigned, (b) this Consent and Agreement and the Contracts are legal, valid and binding obligations of the Undersigned enforceable against the Undersigned except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws, and subject to general equitable principles, (c) all government approvals necessary as of the date hereof for the execution, delivery and performance by the Undersigned of its obligations under the Contracts have been obtained and are in full force and effect and the Undersigned has no reason to expect that any necessary governmental approvals required in the future may not be obtained without undue delay or expense, (d) as of the date hereof, the Contracts are in full force and effect as against the Undersigned and have not been amended, supplemented or modified, and (e) to the best of the Undersigned's knowledge Borrower has fulfilled all of its obligations under the Contracts, and to the best of the Undersigned's knowledge there are no breaches or unsatisfied conditions presently existing (or which would exist after the passage of time and/or giving of notice) under the Contracts.

     3. All Notices required or permitted hereunder shall be in writing and shall be effective (i) upon receipt if hand delivered, (ii) when the appropriate answer back is received if sent by telex and (iii) if otherwise delivered, upon the earlier of receipt or two (2) Business Days

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after being sent registered or certified mail, return receipt requested, with proper postage affixed thereto, or by private courier or delivery service with charges prepaid, and addressed as specified below:

     If to the Undersigned:

     For the Reimbursement Agreement and this Consent and Agreement:

       Tennessee Gas Pipeline Company
       P.O. Box 2511
       Houston, TX 77252-2511
       Attn: Facility Contracts
       Phone: (713) 420-3242
       FAX: (713) 420-2155

     For the Interruptible Gas Transportation Contract, the Firm Gas Transportation Contract and the Letter of Credit Drawing Agreement:

       Tennessee Gas Pipeline Company
       P.O. Box 2511
       Houston, TX 77252-2511
       Attn.: Transportation Services
       Phone: (713) 420-4210
       FAX: (713) 420-5079

     If to Agent:

       U.S. Bank Trust National Association
       100 Wall Street, Suite 1600
       New York, NY 10005
       Attn: Corporate Trust Administration
       FAX: (212) 809-5459

     4. This Consent and Agreement shall be binding upon and benefit the successors and assigns of the Undersigned, Borrower, Agent, the Secured Parties, and their respective successors, transferees and assigns. No termination, amendment, variation or waiver of any provisions of this Consent and Agreement shall be effective unless in writing and signed by the Undersigned, Agent and Borrower. Each and every provision of this Consent and Agreement is entirely subject to any governmental approvals which may be required in connection herewith; provided, however, that no signatory is aware that any such approval required as of the date

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hereof has not been obtained. This Consent and Agreement shall be governed by the laws of the State of New York.

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IN WITNESS WHEREOF, the Undersigned by its officer hereunto duly authorized, has duly executed this Consent and Agreement as of the date set forth below.

     Dated: November 18, 1999

                                        TENNESSEE GAS PIPELINE COMPANY,
                                          a Delaware corporation


                                        By: /s/ Matthew W. Rowland
                                           ____________________________________
                                        Name: Matthew W. Rowland
                                        Title: Agent and Attorney-in-Fact


     Accepted:

     U.S. BANK TRUST NATIONAL ASSOCIATION,
      for itself and as Agent for the benefit
      of the Secured Parties


     By: /s/ Ward A. Spooner
         _______________________________
         Name:
         Title:

     By: /s/ John Bowman
         _______________________________
         Name:
         Title:


     PROJECT ORANGE ASSOCIATES, L.P.,
      a Delaware limited partnership

     By: G.A.S. ORANGE ASSOCIATES, LLC
         a Delaware limited liability company,
         general partner

         By: /s/ Douglas Corbett
             ___________________________
         Name: Douglas Corbett
         Title: Vice President

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